UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2022

REVIVA PHARMACEUTICALS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38634	85-4306526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19925 Stevens Creek Blvd., Suite 100, Cupertino, CA	95014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 501-8881

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RVPH	Nasdaq Capital Market
Warrants to purchase one share of Common Stock	RVPHW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 6, 2022, Reviva Pharmaceuticals Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Institutional Purchase Agreement”) with the purchaser named therein (the “Institutional Investor”) and a Securities Purchase Agreement (the “Private Placement Purchase Agreement,” together with the Institutional Purchase Agreement, the “Purchase Agreements”) with certain entities affiliated with a director of the Company (the “Private Placement Entities,” together with the Institutional Investor, the “Investors”).

Pursuant to the Institutional Purchase Agreement, the Company agreed to sell and issue, in a registered direct offering (the “Registered Offering”), 1,976,285 shares (the “Registered Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at a purchase price per share of $2.53, for aggregate gross proceeds to the Company of approximately $5.0 million, before deducting the placement agent fees and offering expenses payable by the Company.

The Registered Shares are being offered pursuant to the Company’s effective shelf registration statement on Form S-3, which was originally filed with the Securities and Exchange Commission (the “Commission”) on January 26, 2022 and was declared effective on February 2, 2022 (File No. 333-262348), and the accompanying base prospectus dated February 2, 2022.

Pursuant to the Private Placement Purchase Agreement, in a concurrent private placement (the “Concurrent Private Placement Offering,” together with the Registered Offering, the “Offerings”) the Company has also agreed to sell and issue to the Private Placement Entities, pre-funded warrants (the “Private Pre-Funded Warrants”) to purchase up to an aggregate of 1,383,399 shares of Common Stock (the “Private Pre-Funded Warrant Shares”) at a purchase price of $2.5299 per Private Pre-Funded Warrant, for aggregate gross proceeds to the Company of approximately $3.5 million, before deducting the placement agent fees and offering expenses payable by the Company. The Private Pre-Funded Warrants are immediately exercisable at an exercise price of $0.0001 per share and will expire when the Private Pre-Funded Warrants are fully exercised.

Pursuant to the Purchase Agreements, the Company has also agreed to sell and issue to the Investors warrants in a private placement (the “Private Placement Warrants”) to purchase up to 3,359,684 shares of Common Stock (the “Private Placement Warrant Shares”). The Private Placement Warrants are immediately exercisable at an exercise price of $2.40 per share and will expire on September 8, 2027.

Pursuant to the Purchase Agreements, the Company has agreed to file a registration statement covering the resale of the Private Pre-Funded Warrant Shares and the Private Placement Warrant Shares within 30 days of the date of the Purchase Agreements. The Company must use commercially reasonable efforts to cause such registration statement to become effective within 60 days (90 days if such registration statement is reviewed by the Commission) following the filing of such registration statement and to keep such registration statement effective at all times until the Investors no longer own any Private Pre-Funded Warrants, Private Pre-Funded Warrant Shares, Private Placement Warrants or Private Placement Warrant Shares.

The Purchase Agreements contain customary representations, warranties and agreements of the Company and the Investors and customary indemnification rights and obligations of the parties. Pursuant to the terms of the Purchase Agreements, the Company has agreed to certain restrictions on the issuance and sale of its Common Stock and securities convertible into shares of Common Stock during the 90-day period following the closing of the Offerings. In addition, the Company has agreed not to effect or enter into an agreement to effect any issuance of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock involving a variable rate transaction (as defined in the Purchase Agreements) until the 180-day anniversary of the closing of the Offerings.

On September 6, 2022, the Company also entered into a placement agency agreement (the “Placement Agency Agreement”) with A.G.P./Alliance Global Partners (the “Placement Agent”). Pursuant to the terms of the Placement Agency Agreement, the Placement Agent agreed to use its reasonable best efforts to arrange for the sale of the Registered Shares, the Private Pre-Funded Warrants, the Private Pre-Funded Warrant Shares, the Private Placement Warrants and the Private Placement Warrant Shares (the “Securities”). The Company will pay the Placement Agent a cash fee equal to 6.0% of the gross proceeds generated from the sale of the Securities and will reimburse the Placement Agent for certain of its expenses in an amount up to $65,000. The Placement Agency Agreement contains customary representations, warranties and agreements of the Company and the Placement Agent and customary indemnification rights and obligations of the parties.

The Offerings are expected to close on or about September 8, 2022, subject to customary closing conditions.

The foregoing descriptions of the Purchase Agreements, the Placement Agency Agreement, the Private Pre-Funded Warrants and the Private Placement Warrants are not complete and are qualified in their entireties by reference to the full text of the Institutional Purchase Agreement, the Private Placement Purchase Agreement, the Placement Agency Agreement, the form of Private Pre-Funded Warrant and the form of Private Placement Warrant, copies of which are filed herewith as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 4.1, and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

On September 6, the Company also issued a press release announcing the Offering. A copy of the press release is attached as Exhibit 99.1 hereto.

A copy of the opinion of Lowenstein Sandler LLP relating to the validity of the Registered Shares is filed herewith as Exhibit 5.1.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the Concurrent Private Placement Offering and the Private Placement Warrants is hereby incorporated by reference into this Item 3.02. The Private Pre-Funded Warrants, Private Pre-Funded Warrant Shares, Private Placement Warrants and Private Placement Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Registration Statement and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1 4.2	Form of Private Pre-Funded Warrant Form of Private Placement Warrant
5.1	Opinion of Lowenstein Sandler LLP
10.1 10.2
Form of Securities Purchase Agreement, dated September 6, 2022, by and between the Company and the Institutional Investor
Form of Securities Purchase Agreement, dated September 6, 2022, by and between the Company and the Private Placement Entities

10.3	Placement Agency Agreement, dated September 6, 2022, by and between the Company and the Placement Agent
23.1	Consent of Lowenstein Sandler LLP (included in Exhibit 5.1)
99.1	Press Release, dated September 6, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVIVA PHARMACEUTICALS HOLDINGS, INC.

Dated: September 7, 2022	By:	/s/ Narayan Prabhu
	Name: Title:	Narayan Prabhu Chief Financial Officer